SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20543

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) February 7, 2003

Commission File No. 1-11706

CARRAMERICA REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	52-1796339
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address or principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

CarrAmerica Realty Corporation

Form 8-K

Item 7    Financial Statements and Exhibits

(c) Exhibits

Exhibits Number
99.1	Press Release, February 7, 2003 entitled “Supplemental Operating and Financial Data” furnished hereunder in accordance with Item 9 of this report.
99.2	Press Release, February 7, 2993 furnished hereunder in accordance with Item 9 of this report.

Item 9    Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and Exhibit 99.2 are copies of the Company’s Supplemental Information and Press Release, respectively, reporting the Company’s financial results for the quarter and year ended December 31, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2003

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister Controller

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EXHIBIT INDEX

Exhibit Number

99.1	Supplemental Operating and Financial Data for the Quarter Ended December 31, 2002.*
99.2	Press Release dated February 7, 2003*

* Exhibit has been furnished under Item 9.

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